UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2013 (April 12, 2013)

RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

(419) 783-8950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 12, 2013, Rurban Financial Corp. (“Rurban”) filed a Certificate of Amendment with the Ohio Secretary of State to amend Article FIRST of its Amended Articles of Incorporation to change its name from Rurban Financial Corp. to SB Financial Group, Inc.  The amendment to Rurban’s Amended Articles was adopted and approved by the Board of Directors in accordance with Section 1701.70(B)(6) of the Ohio Revised Code.  Additional information regarding the name change will be provided in connection with Rurban’s Annual Meeting of Shareholders to be held on Wednesday, April 24, 2013.

Item 9.01.  Financial Statements and Exhibits.

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

(d)   Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended Articles of Incorporation of Rurban Financial Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: April 18, 2013	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated April 8, 2013

Financial Rurban Corp.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended Articles of Incorporation of Rurban Financial Corp.